Exhibit 99.1

TVG Portfolio of Hotels

Combined Financial Statements

Years Ended December 31, 2012, 2011, and 2010

Contents

Report of Independent Auditors	1

Combined Financial Statements

Combined Balance Sheets	2
Combined Statements of Operations	3
Combined Statements of Owners’ Deficit in Hotels	4
Combined Statements of Cash Flows	5
Notes to Combined Financial Statements	6

Report of Independent Auditors

The Board of Directors

Summit Hotel Properties, Inc.

We have audited the accompanying combined financial statements of the TVG Portfolio of Hotels (the Portfolio), which comprise the combined balance sheets as of December 31, 2012 and 2011, and the related combined statements of operations, owners’ deficit in hotels, and cash flows for the years ended December 31, 2012, 2011, and 2010, and the related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of TVG Portfolio of Hotels at December 31, 2012 and 2011, and the combined results of its operations and its cash flows for the years ended December 31, 2012, 2011, and 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

March 11, 2013

TVG Portfolio of Hotels

Combined Balance Sheets

	Year Ended December 31
	2012	2011
Assets
Investments in hotel properties, at cost:
Land	$9,165,059	$9,165,059
Building	55,143,145	54,635,605
Furniture and fixtures	8,448,578	7,845,434
Accumulated depreciation	(23,058,068)	(20,706,292)
	49,698,714	50,939,806

Cash	5,834,223	5,138,740
Restricted cash	1,785,157	1,376,386
Trade receivables	1,006,143	444,090
Other receivables	996,116	—
Prepaid expenses and other	81,938	86,336
Due from affiliates, net	515,147	413,045
Deferred loan cost, net	629,933	1,255,305
Other assets	199,877	199,877
Total assets	$60,747,248	$59,853,585

Liabilities and owners’ deficit in hotels
Accounts payable and accrued expenses	$6,043,821	$6,732,776
Advance deposits	1,567,775	258,405
Mortgages payable	55,460,347	56,379,559
Total liabilities	63,071,943	63,370,740
Owners’ deficit in hotels	(2,324,695)	(3,517,155)
	$60,747,248	$59,853,585

See accompanying notes.

TVG Portfolio of Hotels

Combined Statements of Operations

	Year Ended December 31
	2012	2011	2010
Revenues:
Room revenue	$30,076,456	$23,011,803	$24,171,420
Other hotel operating revenue	2,441,907	1,822,661	1,901,561
Total revenue	32,518,363	24,834,464	26,072,981

Department expenses:
Rooms	6,393,771	5,663,835	5,607,318
Food and beverage	855,128	821,152	664,812
Other departments	122,894	82,198	84,596
Total hotel operating expenses	7,371,793	6,567,185	6,356,726

Operating expenses:
Administrative and general	2,594,146	2,273,582	2,354,645
Sales and marketing	2,214,198	1,515,456	1,537,563
Property operation and maintenance	2,203,823	2,005,753	1,988,878
Utilities	1,172,120	1,142,022	1,221,710
Franchise fees	1,238,374	957,955	991,244
Management fees	2,111,785	1,510,894	1,738,709
Rent and lease expense	49,661	17,189	116,711
Property and other taxes	731,276	729,910	677,816
Insurance	872,451	747,612	694,142
Interest expense	4,194,164	4,251,057	4,566,960
Depreciation and amortization	2,977,149	2,982,592	2,151,955
Total operating expenses	20,359,147	18,134,022	18,040,333

Net income	$4,787,423	$133,257	$1,675,922

See accompanying notes.

TVG Portfolio of Hotels

Combined Statements of Owners’ Deficit in Hotels

Total Owners’ Deficit

Balance at January 1, 2010	$(2,165,855)
Net income	1,675,922
Distributions to owners, net	(1,844,776)
Balance at December 31, 2010	(2,334,709)
Net income	133,257
Distributions to owners, net	(1,315,703)
Balance at December 31, 2011	(3,517,155)
Net income	4,787,423
Distributions to owners, net	(3,594,963)
Balance at December 31, 2012	$(2,324,695)

See accompanying notes.

TVG Portfolio of Hotels

Combined Statements of Cash Flows

	Year Ended December 31
	2012	2011	2010
Operating activities
Net income	$4,787,423	$133,257	$1,675,922
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	2,351,776	2,357,219	2,009,986
Amortization	625,373	625,373	141,969
Changes in operating assets and liabilities:
Trade and other receivables	(1,558,169)	161,397	(81,708)
Prepaid expenses and other	4,398	(20,689)	(2,446)
Due to (from) affiliate, net	(102,102)	(234,650)	297,686
Accounts payable and accrued expenses	(688,955)	1,337,512	737,533
Advance deposits	1,309,370	159,691	(13,991)
Net cash provided by operating activities	6,729,114	4,519,110	4,764,951

Investing activities
Purchases of property and equipment	(1,110,685)	(6,814,022)	(943,660)
Net cash used in investing activities	(1,110,685)	(6,814,022)	(943,660)

Financing activities
Mortgage payable, net	(919,212)	(919,981)	(646,394)
Distributions to owners, net	(3,594,963)	(1,315,703)	(1,844,776)
Net cash used in financing activities	(4,514,175)	(2,235,684)	(2,491,170)

Net change in cash	1,104,254	(4,530,596)	1,330,121
Cash, beginning of year	6,515,126	11,045,722	9,715,601
Cash, end of year	$7,619,380	$6,515,126	$11,045,722

Supplemental cash flow information:
Cash paid for interest	$4,192,897	$4,344,830	$4,561,605

See accompanying notes.

TVG Portfolio of Hotels

Notes to Combined Financial Statements

December 31, 2012

1. Description of Business and Basis of Presentation

The combined financial statements presented herein are for five unencumbered hotels (the Portfolio) owned by The Verandah Group, L.L.C., Julia Court, L.L.C., St. Joseph Suites, L.L.C., Galleria Inn, L.L.C., and Galleria Court, L.L.C. (collectively, the Owners) located in New Orleans, Louisiana, and Metairie, Louisiana. The hotels include: (i) a 140-room Courtyard by Marriott hotel located in New Orleans; (ii) a 208-room SpringHill Suites hotel located in New Orleans; (iii) a 120-room Residence Inn hotel located in Metairie; (iv) a 202-room Courtyard by Marriott hotel located in New Orleans; and (v) a 153-room Courtyard by Marriott hotel located in Metairie.

These combined financial statements present the carve-out combined balance sheets, statements of operations, statements of owners’ deficit in hotels, and statements of cash flows of the TVG Portfolio of Hotels, not a legal entity.

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and the accompanying notes. Actual results could differ from those estimates and assumptions. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein. Intercompany accounts and transactions have been eliminated in combination.

Cash

Cash includes cash held in depository bank accounts.

Restricted Cash

Restricted cash consists of funds placed in escrow with mortgage lenders to pay property taxes and capital expenditures.

TVG Portfolio of Hotels

Notes to Combined Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Concentrations of Credit Risk

The Company maintains its cash and cash equivalents in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts.

Investment in Hotel Properties

Investments in hotel properties and related assets are recorded at cost, less accumulated depreciation. The Portfolio capitalizes the costs of significant additions and improvements that materially extend a property’s life. These costs may include hotel refurbishment, renovation, and remodeling expenditures. All costs of repairs and maintenance are expensed as incurred.

Depreciation is recorded on a straight-line basis over the estimated useful lives of the assets. The estimated useful lives are:

Classification	Estimated Useful lives
Building and improvements	39
Furnishings and equipment	7

When depreciable property and equipment is retired or disposed of, the related costs and accumulated depreciation are removed from the combined balance sheets and any gain or loss is reflected in current operations.

Impairment of Investment in Hotel Properties

If events or circumstances indicate that the carrying value of a hotel property to be held and used may be impaired, a recoverability analysis is performed based on estimated undiscounted future cash flows to be generated from the property. If the analysis indicated that the carrying value is not recoverable from future cash flows, the excess of the net book value over the estimated fair value is charged to earnings.

Advance Deposits

Advance deposits consist mainly of amounts collected for rooms, conferences, food and beverage, and other property operations in advance of providing services.

TVG Portfolio of Hotels

Notes to Combined Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Income Taxes

No provision or liability for income taxes or income tax positions have been made in the accompanying combined financial statements since the combined financial statements do not contemplate the type of legal or tax entity that holds the Portfolio.

Advertising Costs

Advertising costs are expensed as incurred and are included in sales and marketing expenses in the accompanying statements of operations.

Revenue Recognition

Revenues are recognized when rooms are occupied and the services are provided. Revenues consist of mainly room sales and food and beverage sales. Additionally, the Portfolio collects sales, use, occupancy, and similar taxes, which are presented on a net basis in the accompanying combined statements of operations.

Accounts Receivable

Accounts receivable, which primarily represent amounts due from hotel guests, are recorded at management’s estimate of the amounts that will be ultimately collected. The Portfolio provides for an allowance for doubtful accounts, which is based on specific identification and management’s historical experience.

Due From Affiliates, net

Due from affiliates, net represents the amounts payable to an affiliate of the Portfolio for services rendered related to advertising, promotion, sales, reservations, management fees, centralized services, loyalty program, insurance, various benefits plans, purchasing, and other charges.

TVG Portfolio of Hotels

Notes to Combined Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Deferred Loan Cost, Net

Deferred loan costs are deferred and amortized to interest expense using the straight-line method, which approximates the amount to be amortized using the effective interest method. At the time of any repurchases or retirements of debt, a proportionate amount of net deferred loan costs are written off. The Company recognized amortization of deferred loan costs totaling $625,373, $625,373 and $141,969 for the years ended December 31, 2012, 2011 and 2010, respectively.

Fair Value of Financial Instruments

Financial assets and liabilities with carrying amounts approximating fair value include cash, accounts receivable, other receivables, inventory, prepaid expenses and deposits, accounts payable, and accrued expenses. The carrying amounts of these financial assets and liabilities, approximates fair value because of their short maturities. The carrying amounts of the Porfolio’s debt and other long-term liabilities, approximates their fair values. The fair value of debt was based upon management’s best estimate of interest rates that would be available for similar debt obligations as of December 31, 2012 and 2011.

3. Management Agreements

Upon acquisition of the hotels in the Portfolio, the Owners entered into management agreements with affiliates of Marriott International Inc. The management agreements expire on the 20th anniversary of the opening date of the hotel and have an option for two successive 10-year renewal periods. Management fees are calculated in accordance with the terms of the management agreements and consist of a basic fee and an incentive fee for hotel operations.

The following is a detail of the basic fee for hotel operations based on gross revenues, as defined, and the incentive fee for hotel operations, if any, by which eligible additional basic fee profit, as defined, exceeds the additional basic fee under each management agreement:

	Basic fee	Incentive fee
Galleria Inn, L.L.C.	2%	20%
Galleria Court, L.L.C.	5%	20%
The Verandah Group, L.L.C.	5%	20%
Julia Court, L.L.C.	5%	20%
St. Joseph Suites, L.L.C.	6% – 1st six months 7% – thereafter	25%

TVG Portfolio of Hotels

Notes to Combined Financial Statements (continued)

3. Management Agreements (continued)

For the years ended December 31, 2012, 2011, and 2010, the basic and incentive management fees were $1,889,945, $1,307,844, and $1,531,371, respectively.

The management agreements were modified during 2012 to treat certain amounts paid by the Owners for 2011 hotel renovations as a reduction to future management fees in the years 2012 through 2016. As of December 31, 2012 and 2011, deferred management fee reductions were $2,500,985 and $2,835,274, respectively, included in accounts payable and accrued expenses in the combined balance sheets.

In addition, the Owners entered into operating agreements with a developer group to manage the Owners’ assets in the Portfolio, for an annual asset management fee based on a percentage of gross receipts, as defined, up to a maximum annual threshold to be paid from available cash, as defined, and after payment of the accumulated priority return, as defined, to the extent the accumulated priority return, as defined, exceeds the available cash, as defined, such portion of the asset management fee shall not be currently payable or cumulate beyond the then-current fiscal year, as defined. The asset management fees under each operating agreement are as follows:

	Percentage of Gross Receipts	Up to a maximum of
Galleria Inn, L.L.C.	1%	$35,000
Galleria Court, L.L.C.	1%	$50,000
The Verandah Group, L.L.C.	1.5%	$60,000
Julia Court, L.L.C.	1%	n/a
St. Joseph Suites, L.L.C.	1%	n/a

For the years ended December 31, 2012, 2011, and 2010, the asset management fees were $221,840, $203,050, and $207,338, respectively.

TVG Portfolio of Hotels

Notes to Combined Financial Statements (continued)

4. Mortgages Payable

In 2010, the Owners refinanced the five existing mortgage loans related to the Portfolio. The proceeds from the five new mortgage loans totaled $57,375,000. The proceeds were used to pay off the existing mortgage loans. Four of the five mortgage loans mature in 2013, and one of the mortgage loans matures in 2015. The mortgage loans contain no financial covenants, but do contain certain standard conditions.

At December 31, 2012, the aggregate maturities for mortgages payable are as follows:

Year ending December 31:
2013	$46,660,000
2014	—
2015	8,800,347
$55,460,347

At December 31, 2012, the interest rates and maturities are as follows:

	Mortgaged Property	Interest Rate	Maturity Date
Galleria Inn, L.L.C.	Residence Inn	6.95% adjustable	December 9, 2013
Galleria Court, L.L.C.	Courtyard by Marriott	6.95% adjustable	December 9, 2013
The Verandah Group, L.L.C.	Courtyard by Marriott	7.00% adjustable	January 5, 2015
Julia Court, L.L.C.	Courtyard by Marriott	7.80% adjustable	December 9, 2013
St. Joseph Suites, L.L.C.	SpringHill Suites	7.75% adjustable	December 9, 2013

5. Related-Party Transactions

In connection with its operations and the Owners’ customary practices, the Portfolio incurred charges from affiliates for services, including advertising, promotion, sales, reservations, management fees, centralized services, loyalty program, insurance, various benefits plans, purchasing, and other charges. Total charges for the services were $7,695,903, $6,149,272, and $6,000,906 for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012 and 2011, $515,147 and $413,045, respectively, is included as due from affiliate, net in the accompanying combined balance sheets.

TVG Portfolio of Hotels

Notes to Combined Financial Statements (continued)

6. Commitments and Contingencies

The nature of the Portfolio’s operations exposes it to the risk of claims and litigation in the normal course of its business. Although the outcome of such matters cannot be determined, management believes the ultimate resolution of these matters will not have a material effect on the combined financial position, results of operations, or cash flows of the Portfolio.

7. Subsequent Events

Management has evaluated subsequent events through March 11, 2013, the date the accompanying combined financial statements were available to be issued. On January 22, 2013, the Owners entered into a definitive purchase and sale agreement to sell the TVG Portfolio of Hotels to Summit Hotel Properties, Inc., through its operating partnership, Summit Hotel OP, LP, for an aggregate purchase price of $135.0 million, subject to closing prorations and adjustments.